UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2010
GSI COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA	19406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 491-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
GSI Commerce, Inc. (the “Company”) is filing this Current Report on Form 8-K to retrospectively adjust its consolidated financial statements that were previously filed in its 2009 Annual Report on Form 10-K (the “2009 Form 10-K”) in order to reflect a change to the measure of segment profit and loss in its Segment Results. The Company is also providing quarterly segment results for fiscal 2008, fiscal 2009 and the first quarter of fiscal 2010 reflecting this change on Exhibit 99.2 hereto.
As described in Note 13 to the financial statements in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2010, beginning in the second fiscal quarter of 2010, the Company manages its segments and makes financial decisions and allocates resources based on an internal management reporting process that provides segment revenue and segment costs and expenses before depreciation, amortization, changes in fair value of deferred acquisition payments, stock-based compensation expense and the following expenses relating to acquisitions: transaction expenses, due diligence expenses, integration expenses, non-cash inventory valuation adjustments and the cash portion of any deferred acquisition payments recorded as compensation expense. Prior to this change, the Company measured its segment profit/loss as segment revenue and segment costs and expenses before depreciation, amortization, changes in fair value of deferred acquisition payments and stock-based compensation expense. The Company is updating the following information that appeared in its 2009 Form 10-K to conform the segment results reported in Note 14 to reflect this change:
Part II, Item 8 — Financial Statements and Supplementary Data
Other than the changes described above, there are no changes to the Company’s previously reported consolidated operating results, financial condition or cash flows previously presented in the 2009 Form 10-K. Neither this Current Report nor the exhibits hereto reflect any events occurring after January 2, 2010 or modify or update the disclosures in the 2009 Form 10-K except to reflect the changes in segment profit/loss as described above and set forth in Exhibit 99.1 hereto. Therefore, this Current Report should be read in conjunction with the 2009 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2009 Form 10-K.
Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended January 2, 2010: Consolidated Financial Statements of the Company and Notes thereto.

99.2	Quarterly segment results for fiscal 2008, fiscal 2009 and the first quarter of fiscal 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.
By:	/s/ Michael R. Conn
Michael R. Conn
Executive Vice President and Chief Financial Officer
Dated: August 10, 2010

Exhibit Index

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended January 2, 2010: Consolidated Financial Statements of the Company and Notes thereto.

99.2	Quarterly segment results for fiscal 2008, fiscal 2009 and the first quarter of fiscal 2010.